SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the

Securities Exchange Act of 1934

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TRANSAMERICA PARTNERS FUNDS GROUP

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Transamerica Partners Portfolios

Transamerica Partners Funds Group

Transamerica Partners Funds Group II

1801 California Street, Suite 5200

Denver, CO 80202

November 30, 2015

Thank you for being a valued Transamerica Shareholder.

We are reaching out to provide you with additional information regarding the recent approval by the Transamerica Board of a new sub-adviser for the Transamerica portfolio through which your fund invests. No action is required on your part. We do, however, ask that you review the enclosed Information Statement, which contains information about the new sub-adviser, and changes to the investment objective, fees and expenses, principal investment strategies, principal risks, and portfolio managers of the portfolio. We encourage you to store this document with your Transamerica investment information.

The Board unanimously approved the portfolio’s new sub-adviser, Boston Advisors, LLC, who took over day-to-day management of the portfolio on September 28, 2015, and believes this change is in the best interests of the portfolio and you.

If you have any questions, please call 1-888-233-4339 between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and Chief Executive Officer

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Summary

Information Statement

TRANSAMERICA PARTNERS SMALL VALUE PORTFOLIO

a series of Transamerica Partners Portfolios

TRANSAMERICA PARTNERS SMALL VALUE

a series of Transamerica Partners Funds Group

TRANSAMERICA PARTNERS INSTITUTIONAL SMALL VALUE

a series of Transamerica Partners Funds Group II

November 30, 2015

This information statement (“Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Trustees”) of Transamerica Partners Portfolios to investors of Transamerica Partners Small Value Portfolio (the “Portfolio”). Transamerica Partners Portfolios (“TPP” or the “Trust”) is a registered investment company organized as a New York trust. The Portfolio is a master fund in a master/feeder mutual fund structure. A number of feeder funds, including Transamerica Partners Small Value and Transamerica Partners Institutional Small Value, invest their assets in the Portfolio. The Portfolio, in turn, invests directly in securities. The Portfolio is the underlying mutual fund in which all of the assets of Transamerica Partners Small Value and Transamerica Partners Institutional Small Value are invested.

The Information Statement provides information regarding the approval by the Board of a new sub-adviser for the Portfolio to replace its then existing sub-adviser. The Portfolio is now sub-advised by Boston Advisors, LLC (“Boston Advisors” or the “Sub-Adviser”) pursuant to a sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM” or “Adviser”) and Boston Advisors, a copy of which is attached hereto as Exhibit A (the “New Sub-Advisory Agreement”).

Boston Advisors took over day-to-day management of the Portfolio on September 28, 2015. Prior to September 28, 2015, Wellington Management Company LLP (“Wellington”) served as sub-adviser to the Portfolio. In connection with the change in sub-adviser, and as discussed in the Prospectus, Summary Prospectus and Statement of Additional Information supplements dated July 30, 2015 and September 28, 2015, changes were made to the investment objective, fees and expenses, principal investment strategies, principal risks, and portfolio managers of the Portfolio. TAM continues to serve as the Portfolio’s investment adviser.

This Information Statement is provided in lieu of a proxy statement to the Portfolio’s shareholders of record as of November 18, 2015 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (the “Independent Trustees”), without obtaining shareholder approval. Pursuant to the Order, however, the Portfolio is required to provide certain information about a new sub-advisory agreement to its shareholders.

A Notice of Internet Availability of the Information Statement is being mailed on or about November 30, 2015. The Portfolio will bear the costs associated with preparing and distributing this Information Statement and the Notice of Internet Availability of the Information Statement to shareholders.

The annual report of the Portfolio is sent to shareholders of record following the Portfolio’s fiscal year end. The Portfolio’s fiscal year end is December 31. The Portfolio will furnish, without charge, a copy of its most recent annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Portfolio by calling toll free 1-888-233-4339. Copies of the most recent annual and semi-annual report of the Portfolio are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of this Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please contact the Portfolio at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Information Statement will be available on the Portfolio’s website at www.transamericapartners.com until at least February 29, 2016. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolio at 1-888-233-4339.

TRANSAMERICA PARTNERS SMALL VALUE PORTFOLIO

a series of Transamerica Partners Portfolios

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Information Statement?

A.	This Information Statement is being furnished by the Board to inform investors in the Portfolio of a recent change in the investment sub-adviser of the Portfolio. The Board, upon the recommendation of TAM, has approved the New Sub-Advisory Agreement between TAM and Boston Advisors.

The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Board to approve new sub-advisers without investor approval under certain circumstances. This Information Statement provides details regarding Boston Advisors and the New Sub-Advisory Agreement.

Q.	Am I being asked to vote on anything?

A.	No. This Information Statement is being provided to Portfolio investors in lieu of a proxy statement pursuant to the terms of the exemptive order. You are not being asked to vote on the hiring of the new sub-adviser, but are encouraged to review this Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.	TAM acts as a “manager of managers” for the Portfolio. TAM recommended to the Board the hiring of Boston Advisors and has entered into the New Sub-Advisory Agreement. In acting as a manager of managers, TAM provides investment advisory services that include, without limitation, oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for the Portfolio and regular review and evaluation of the sub-adviser’s performance and adherence to investment style and process.

Q.	Why was Boston Advisors appointed as the Sub-Adviser?

A.	After full and complete discussion, the Board approved the appointment of Boston Advisors as the Sub-Adviser to the Portfolio in replacement of the Portfolio’s prior sub-adviser. Among other things, the Board reviewed and evaluated the performance of the previous sub-adviser and Boston Advisors’ potential to provide the Portfolio with superior risk-adjusted returns. The key factors considered by the Board are discussed later in this Information Statement.

INFORMATION STATEMENT

At a regularly scheduled meeting of the Board held July 8–9, 2015, the Board approved, at the Adviser’s recommendation, a New Sub-Advisory Agreement with Boston Advisors for the Portfolio, as described below, effective September 28, 2015. Boston Advisors took over day-to-day management of the Portfolio on September 28, 2015. As discussed in the Prospectus, Summary Prospectus and Statement of Additional Information supplements dated July 30, 2015 and September 28, 2015, changes were made to the investment objective, fees and expenses, principal investment strategies, principal risks, and portfolio managers of the Portfolio.

This Information Statement describes the Sub-Adviser and the terms of the New Sub-Advisory Agreement.

THE PORTFOLIO AND ITS MANAGEMENT AGREEMENT

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of the Portfolio pursuant to an Amended and Restated Investment Advisory Agreement (the “Advisory Agreement”), dated January 23, 2014, which was last approved by the Board, including a majority of the Independent Trustees, on June 10, 2015. TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding Company (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) (87.72%) and Aegon USA, LLC (“Aegon USA”) (12.28%). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolio, (ii) selects and employs, subject to the review and approval of the Board, one or more sub-advisers to furnish day-to-day investment advice and recommendations for the Portfolio consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current registration statement, and (iii) reviews the sub-adviser’s continued performance.

No officer or Trustee of the Portfolio is a director, officer or employee of the Sub-Adviser. No officer or Trustee of the Portfolio, through the ownership of securities or otherwise, has any other material direct or indirect interest in the Sub-Adviser or any other person controlling, controlled by or under common control with the Sub-Adviser. Since the Record Date, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which the Sub-Adviser or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENT

Prior to September 28, 2015, Wellington served as sub-adviser to the Portfolio. Wellington is located at 280 Congress Street, Boston, MA 02210.

Wellington provided sub-advisory services to the Portfolio pursuant to an Investment Sub-Advisory Agreement between TAM and Wellington (the “Wellington Sub-Advisory Agreement”). As sub-adviser to the Portfolio, Wellington was responsible for managing the assets of the Portfolio in a manner consistent with the terms of the Wellington Sub-Advisory Agreement and the investment objective, strategies and policies of the Portfolio. The continuation of the Wellington Sub-Advisory Agreement was dated July 9, 2010, and was last approved by the Board, including a majority of the Independent Trustees, on June 10, 2015. The Wellington Sub-Advisory Agreement was approved by the Portfolio’s initial shareholder prior to the Portfolio’s launch.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by the Adviser to Boston Advisors under the New Sub-Advisory Agreement and the sub-advisory fees paid by the Adviser to Wellington under the Wellington Sub-Advisory Agreement appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the New Sub-Advisory Agreement was approved by the Board at a meeting held July 8–9, 2015, and was effective as of September 28, 2015. The New Sub-Advisory Agreement has an initial term with respect to the Portfolio of two years from the effective date (unless sooner terminated in accordance with its terms). Thereafter, continuance of the New Sub-Advisory Agreement shall be subject to the specific approval, at least annually, by vote of a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval, and by either the Board or the affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio.

The terms of the Wellington Sub-Advisory Agreement and those of the New Sub-Advisory Agreement are substantially similar. Under the New Sub-Advisory Agreement, the sub-advisory fee rates payable by the Adviser to the Sub-Adviser have decreased. A description of the new advisory and sub-advisory fee rates appears below under the captions “TAM Advisory Fees” and “Sub-Advisory Fees,” respectively.

Under the terms of the New Sub-Advisory Agreement, like the Wellington Sub-Advisory Agreement, subject to the supervision of the Trust’s Board and TAM, the Sub-Adviser shall regularly provide the Portfolio (with respect to such portion of the Portfolio’s assets as shall be allocated to the Sub-Adviser by TAM from time to time (the “Allocated Assets”)) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectuses and Statement of Additional Information. Unlike the Wellington Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Sub-Adviser shall also be subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by reasonable notice in writing to the Sub-Adviser.

The New Sub-Advisory Agreement provides that the Sub-Adviser may place orders for the purchase and sale of portfolio securities with such broker-dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Sub-Adviser, or to any other fund or account over which the Sub-Adviser or its affiliates exercise investment discretion. The New Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolio, the Sub-Adviser may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Portfolio and to other funds and clients for which the Sub-Adviser exercises investment discretion. The Wellington Sub-Advisory Agreement contained similar provisions.

The New Sub-Advisory Agreement provides that it: (i) may be terminated with respect to the Portfolio at any time, without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) may be terminated by TAM upon written notice to the Sub-Adviser, without the payment of any penalty; (iii) may be terminated by the Sub-Adviser upon 90 days’ prior written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) by the Sub-Adviser and shall not be assignable by TAM without the written consent of the Sub-Adviser. The Wellington Sub-Advisory Agreement provided that it: (i) may be terminated with respect to the Portfolio at any time, without payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) may be terminated by the Sub-Adviser upon 90 days’ written notice to TAM; and (iii) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) by the Sub-Adviser and shall not be assignable by TAM without the consent of the Sub-Adviser.

As compensation for the services performed by the Sub-Adviser under the New Sub-Advisory Agreement, TAM shall pay the Sub-Adviser out of the advisory fee it receives with respect to the Portfolio, as promptly as possible after the last day of each month, a fee, computed daily as a percentage of average daily net assets on an annual basis. As outlined below under “Sub-Advisory Fees,” the compensation the Adviser pays to the Sub-Adviser under the New Sub-Advisory Agreement is lower than that paid by the Adviser to Wellington under the Wellington Sub-Advisory Agreement.

The New Sub-Advisory Agreement, like the Wellington Sub-Advisory Agreement, requires that the Sub-Adviser, at its expense, supply the Board, the officers of the Trust and the Adviser with all information and reports reasonably required by any of them and reasonably available to the Sub-Adviser relating to the services provided pursuant to the New Sub-Advisory Agreement, including such information that the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

The New Sub-Advisory Agreement states that the Sub-Adviser shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, provided that the Sub-Adviser is not protected against any liability to the Adviser or the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the New Sub-Advisory Agreement. The Wellington Sub-Advisory Agreement contained similar provisions.

The New Sub-Advisory Agreement provides that unless the Adviser advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Adviser or the Trust or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Sub-Adviser’s proxy voting policies and procedures without consultation with the Adviser or the Portfolio. The Sub-Adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Adviser. The Wellington Sub-Advisory Agreement contained similar provisions.

The New Sub-Advisory Agreement provides that the Sub-Adviser, in performance of its duties, is and shall be an independent contractor and, unless otherwise expressly provided in the New Sub-Advisory Agreement or otherwise authorized in writing, shall have no authority to act for or represent the Portfolio or TAM in any way or otherwise be deemed to be an agent of the Portfolio or TAM. The Wellington Sub-Advisory Agreement did not contain a similar provision.

Investors should refer to Exhibit A attached hereto for the complete terms of the New Sub-Advisory Agreement. The summary of the New Sub-Advisory Agreement set forth herein is qualified in its entirety by provisions of the New Sub-Advisory Agreement as set forth in Exhibit A.

TAM ADVISORY FEES

Under the Advisory Agreement, the Portfolio currently pays the Adviser on an annual basis the following advisory fee based on the Portfolio’s average daily net assets:

0.82% of the first $250 million

0.78% over $250 million up to $500 million

0.75% over $500 million up to $750 million

0.725% in excess of $750 million

Prior to September 28, 2015, the Portfolio paid the Adviser 0.82% with respect to the Portfolio for its services with respect to the Portfolio’s average daily net assets on an annual basis.

The net assets are equal to the market value of the Portfolio. Fees are accrued daily and paid by the Portfolio monthly. As of September 30, 2015, the net assets of the Portfolio were approximately $69.1 million. The services that the Adviser provides to the Portfolio under the Advisory Agreement are not expected to change in light of the change in sub-advisers.

SUB-ADVISORY FEES

Under the New Sub-Advisory Agreement, the Adviser (not the Portfolio) pays Boston Advisors the following sub-advisory fees for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.38% of the first $250 million

0.35% over $250 million up to $500 million

0.32% over $500 million up to $750 million

0.30% in excess of $750 million

Under the Wellington Sub-Advisory Agreement, the Adviser (not the Portfolio) paid Wellington a sub-advisory fee for its services calculated as 0.55% of the Portfolio’s average daily net assets on an annual basis.

The following table shows the management fees paid to TAM and Sub-Advisory fees paid by TAM to Wellington for the Portfolio for the fiscal year ended December 31, 2014.

	Advisory Fees (after waivers/expense reimbursements)	Advisory Fees Waived/Expenses Reimbursed	Sub-Advisory Fees Paid (Net of Fees Reimbursed)
Transamerica Partners Small Value	$621,560	$25,034	$417,166

INFORMATION REGARDING THE SUB-ADVISER

Boston Advisors had approximately $3 billion in total assets under management as of March 31, 2015, and has been a registered investment adviser since 1982. Boston Advisors’ principal business address is 1 Liberty Square, Boston Massachusetts 02109.

Portfolio Managers

Name	Sub-Adviser	Positions Over Past Five Years
David Hanna	Boston Advisors, LLC	Portfolio Manager of the Portfolio since 2015; associated with Boston Advisors, LLC in an investment management capacity since 2007; Senior Vice President and Director of Institutional Portfolio Management.

James W. Gaul, CFA	Boston Advisors, LLC	Portfolio Manager of the Portfolio since 2015; associated with Boston Advisors, LLC in an investment management capacity since 2005; Vice President and Portfolio Manager.

Michael J. Vogelzang, CFA	Boston Advisors, LLC	Portfolio Manager of the Portfolio since 2015; associated with Boston Advisors, LLC in an investment management capacity since 1997; President and Chief Investment Officer.

Douglas A. Riley, CFA	Boston Advisors, LLC	Portfolio Manager of the Portfolio since 2015; associated with Boston Advisors, LLC in an investment management capacity since 2002; Senior Vice President and Director of Growth Equity Investing.

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of the Sub-Adviser as of December 31, 2014. The principal address of each individual as it relates to his or her duties at the Sub-Adviser is the same as that of the Sub-Adviser.

Name	Position with Boston Advisors
Michael J. Vogelzang, CFA	President and Chief Investment Officer

Tanya A. Kerrigan, JD	General Counsel and Chief Compliance Officer

Richard Shea	Chief Financial Officer

Management Activities. Boston Advisors does not act as sub-adviser for any registered investment companies with investment objectives similar to the Portfolio.

EVALUATION BY THE BOARD

At a meeting of the Board held July 7–9, 2015, the Board considered the termination of Wellington as sub-adviser for the Portfolio and the approval of Boston Advisors as replacement sub-adviser. Following their review and consideration, the Board determined that the terms of the New Sub-Advisory Agreement are reasonable and that the termination of Wellington as sub-adviser to the Portfolio and approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders. The Board, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement for an initial two-year period and authorized TAM to terminate the sub-advisory agreement with Wellington.

To assist the Board in their consideration of the New Sub-Advisory Agreement, the Trustees received in advance of their meeting certain materials and information. In addition, the Independent Trustees consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to their deliberations.

Among other matters, the Board considered:

(a) that TAM advised the Board that the appointment of Boston Advisors is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services;

(b) that Boston Advisors is an experienced and respected asset management firm and TAM believes that Boston Advisors has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of Boston Advisors’ established organization, experienced investment talent, and strong back office;

(c) the proposed responsibilities of Boston Advisors for the Portfolio and the services expected to be provided by it;

(d) the fact that the sub-advisory fee payable to Boston Advisors would be paid by TAM and not the Portfolio;

(e) that the advisory fee rate paid by the Portfolio to TAM would decrease, and that the sub-advisory fee to be paid by TAM to Boston Advisors is reasonable in light of the services to be provided; and

(f) that TAM recommended to the Board that Boston Advisors be appointed as sub-adviser to the Portfolio based on TAM’s desire to engage an investment sub-adviser with a proven track record.

In their deliberations, the Board evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by Boston Advisors under the New Sub-Advisory Agreement, the Board considered, among other things, information provided by TAM and Boston Advisors regarding the operations, facilities, organization and personnel of Boston Advisors, the anticipated ability of Boston Advisors to perform its duties under the New Sub-Advisory Agreement, and the anticipated changes to the current investment program and other practices of the Portfolio. The Board considered the proposed changes to the Portfolio’s investment objective, certain risks, and principal investment strategies. The Board considered that TAM has advised the Board that the appointment of

Boston Advisors is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services. The Board considered that Boston Advisors is an experienced and respected asset management firm and that TAM believes that Boston Advisors has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on the assessment of Boston Advisors’ established organization, experienced investment talent, and strong back office.

Based on their review of the materials provided and the information they had received from TAM, the Board determined that Boston Advisors can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that Boston Advisors’ appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Investment Performance. The Board considered Boston Advisors’ performance, investment management experience, capabilities and resources. The Board reviewed the performance of the Portfolio as compared to the composite performance of the strategy to be followed by Boston Advisors, which compared favorably to that of the Portfolio, its benchmark and its peer group for the 2- and 3-year periods (annualized) ended April 30, 2015. The Board further noted that TAM believes that the appointment of Boston Advisors will benefit shareholders by offering them the potential for improved performance based on the historical comparisons, but were unable to predict what effect execution of the New Sub-Advisory Agreement would actually have on the future performance of the Portfolio. On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by Boston Advisors, the Board concluded that Boston Advisors is capable of generating a level of investment performance that is appropriate in light of the Series’ investment objectives, policies and strategies.

Sub-Advisory Fee, Cost of Services Provided and Profitability. The Board considered the proposed sub-advisory fee schedule under the New Sub-Advisory Agreement, including a reduction in the total expenses for the Portfolio and its mutual fund feeders. The Board noted that the advisory fee rate payable by the Portfolio would decrease and that certain additional breakpoints to the advisory fee schedule would be added. On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fee to be received by Boston Advisors under the New Sub-Advisory Agreement is reasonable in light of the services to be provided.

With respect to Boston Advisors’ costs and profitability in providing services to the Portfolio, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and Boston Advisors. As a result, the Board did not consider Boston Advisors’ anticipated profitability as material to its decision to approve the New Sub-Advisory Agreement.

Economies of Scale. The Board considered the sub-advisory fee schedule and the existence of breakpoints in both the advisory and sub-advisory fee schedules. The Board noted that TAM negotiated with Boston Advisors to have the assets of the Portfolio aggregated with those of Transamerica Small Cap Value, which will also be sub-advised by Boston Advisors, for purposes of determining the applicable sub-advisory fee rate. The Board considered that TAM believes that the appointment of Boston Advisors as sub-adviser has the potential to attract additional assets because of Boston Advisors’ asset management capabilities. The Board concluded that they would have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of advisory fees payable by the Portfolio to TAM, and fees payable by TAM to Boston Advisors, in the future.

Fall-Out Benefits. The Board considered any incidental benefits expected to be derived by Boston Advisors from its relationship with the Portfolio. The Board noted that TAM would not realize soft dollar benefits from its relationship with Boston Advisors, and that Boston Advisors may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board, including all of the Independent Trustees, concluded that the approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders and voted to approve the New Sub-Advisory Agreement.

BROKERAGE INFORMATION

There were no brokerage commissions incurred on security transactions placed with affiliates of the Adviser or Sub-Adviser for the fiscal year ended December 31, 2014.

ADDITIONAL INFORMATION

TAM, the Trust’s investment adviser, Transamerica Fund Services, Inc., the Trust’s transfer agent and administrator, and Transamerica Capital, Inc., the Trust’s principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of November 13, 2015, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Portfolio.

As of November 13, 2015, the following persons owned of record 5% or more of the outstanding interests in the Portfolio:

Name & Address	Portfolio Name	Class	Shares	Pct
State Street Bank & Trust Co Ttee Various Retirement Plans Investor Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Partners Small Value	Investor	2,316,893.453	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Institutional Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Partners Institutional Small Value	Institutional	327,184.904	100.00%

Any shareholder who holds beneficially 25% or more of the Portfolio may be deemed to control the Portfolio until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Portfolio. Any shareholder controlling the Portfolio may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Portfolio without the consent or approval of other shareholders. As of November 13, 2015, the following persons owned of record 25% or more of the outstanding interests in the Portfolio:

Name of Investor	Shares Owned	Percentage of Beneficial Ownership
Transamerica Partners Small Value – Investor Class
State Street Bank & Trust Co Ttee Various Retirement Plans Investor Series 440 Mamaroneck Ave Harrison NY 10528-2418	2,316,893.453	100.00%
Transamerica Partners Institutional Small Value – Institutional Class
State Street Bank & Trust Co Ttee Various Retirement Plans Institutional Series 440 Mamaroneck Ave Harrison NY 10528-2418	327,184.904	100.00%

The Trust is a New York trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Transamerica Partners Portfolio

Tané T. Tyler
Vice President, Associate General Counsel,
Chief Legal Officer and Secretary
Transamerica Asset Management, Inc.

November 30, 2015

EXHIBIT A

FORM OF INVESTMENT SUBADVISORY AGREEMENT

Boston Advisors, LLC

This Agreement, entered into as of September 28, 2015 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Boston Advisors, LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Partners Portfolios (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)	Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The

Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)	Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Use of Name. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Subadviser or any of its affiliates.

11. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

12. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

13. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

14. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

15. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

16. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

17. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

18. Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:
Name:
Title:

BOSTON ADVISORS, LLC

By:
Name:
Title:

Schedule A

Fund	Investment Subadvisory Fee
Transamerica Partners Small Value Portfolio*	0.38% of the first $250 million 0.35% over $250 million up to $500 million 0.35% over $500 million up to $750 million 0.30% over $750 million

*	The average daily net assets for the purpose of calculating sub-advisory fees will be determines on a combined basis with Transamerica Small Cap Value.

TRANSAMERICA PARTNERS SMALL VALUE PORTFOLIO

a series of Transamerica Partners Portfolios

TRANSAMERICA PARTNERS SMALL VALUE

a series of Transamerica Partners Funds Group

TRANSAMERICA PARTNERS INSTITUTIONAL SMALL VALUE

a series of Transamerica Partners Funds Group II

1801 California Street, Suite 5200

Denver, CO 80202

Telephone: 1-888-233-4339

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to Transamerica Partners Small Value Portfolio (the “Portfolio”), a series of Transamerica Partners Portfolios, a registered investment company organized as a New York trust (“TPP” or the “Trust”). The Portfolio is a master fund in a master/feeder mutual fund structure. A number of feeder funds, including Transamerica Partners Small Value and Transamerica Partners Institutional Small Value, invest their assets in the Portfolio. The Portfolio, in turn, invests directly in securities. The Portfolio is the underlying mutual fund in which all of the assets of Transamerica Partners Small Value and Transamerica Partners Institutional Small Value are invested. We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for view: Information Statement

The Information Statement details a recent sub-adviser change relating to the Portfolio. Specifically, the Board of Trustees of the Portfolios has approved a new sub-advisory agreement on behalf of the Portfolio between Transamerica Asset Management, Inc. (“TAM”) and Boston Advisors, LLC. The new sub-adviser took over day-to-day management of the Portfolio on September 28, 2015. In connection with the change in sub-adviser, and as discussed in the Prospectus, Summary Prospectus and Statement of Additional Information supplements dated July 30, 2015 and September 28, 2015, changes were made to the investment objective, fees and expenses, principal investment strategies, principal risks, and portfolio managers of the Portfolio. TAM continues to serve as the Portfolio’s investment adviser.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, of the parties to the agreement, without obtaining shareholder approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trust will make the Information Statement available to you online.

The full Information Statement will be available to review on the Portfolio’s website at www.transamericapartners.com until at least February 29, 2016. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolio at 1-888-233-4339.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.